UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 9, 2006
                                  -------------


                            THE BON-TON STORES, INC.
                 (Exact Name of Registrant Specified in Charter)



      Pennsylvania                 0-19517                    23-2835229
  ----------------------         --------------------        -------------
      (State or Other              (Commission File         (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)


          2801 E. Market Street
           York, Pennsylvania                                   17402
(Address of Principal Executive Offices)                      (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------


             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

THE BON-TON STORES, INC. ANNOUNCES FOURTH QUARTER RESULTSPage 8


Item 2.02.  Results of Operations and Financial Condition.

         On March 9, 2006, The Bon-Ton Stores, Inc. issued a press release announcing its results of operations and financial condition for the fiscal quarter and full year ended January 28, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release issued March 9, 2006 regarding financial results for the fiscal quarter and full year ended January 28, 2006.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            The Bon-Ton Stores, Inc.


                            By: /s/ Keith E. Plowman
                            ----------------------------------------
                            Keith E. Plowman
                            Senior Vice President, Chief Financial
                            Officer and Principal Accounting Officer


Dated: March 9, 2006